Note 18: Common Shares Purchase Litigation	12 Months Ended
May 31, 2013
Notes
Note 18: Common Shares Purchase Litigation

NOTE 18: COMMON SHARES PURCHASE LITIGATION

On May 10, 2011, the Company accepted an Offer to Purchase from Lea Kennedy d/b/a LuxemBarings (“Purchaser”) to purchase $10 million of the Company’s common stock based on the average of 5 consecutive trading day’s close prior to date of closing. The Offer to Purchase was scheduled to close on or before June 24, 2011. The Purchaser failed to complete the transaction, after mutually agreed extensions of the closing date. The Company has retained legal counsel to take legal action against the Purchaser for failing to complete the purchase transaction and for damages to the Company as a result of the failure to complete the transaction. The Company has recognized losses, at cost, in the financial statements for the period ended May 31, 2012 and legal costs for the fiscal year ending May 31, 2013.

On March 23, 2013 The United States District Court For The Southern District Of Illinois granted summary judgment on Xun Energy’s breach of contract claim against Lea Kennedy d/b/a/ LuxemBarings. The amount of damages remains an issue to be resolved in the case and the Company's "fraud in the inducement claim" alleged in its complaint remains pending.

Subsequent to May 31, 2013, on July, 8, 2013,  the Company was awarded a judgment dismissing, without prejudice, the legal action between Xun Energy, Inc., as Plaintiff and Lea Kennedy, an individual, d/b/a LUXEMBARINGS, as Defendant. The Company filed for a voluntary dismissal without prejudice on the legal action, refer to NOTE 23: SUBSEQUENT EVENTS.